                                                                       EXHIBIT 4

                                                                    May 14, 2009

                POWERS OF SIGNATURE IN THE PHOENIX HOLDINGS LTD.
                          (HEREINAFTER: THE "COMPANY")

In accordance with a resolution of the Board of Directors, the powers of signature in the Company as of June 1st, 2009 are as follows:

GENERAL RIGHTS OF SIGNATURE

1.   The signatures of two directors from Group A shall bind the Company in any matter for an unlimited amount.

2.   The signature of the Chairman of the Board of Directors and the General
     Manager of the Company together, or the signature of one of them with the addition of a director from Group B, shall bind the Company in any matter for an unlimited amount.

3.   The signature of one of the directors from Group A together with the signature of one of the directors from Group B shall bind the Company in any matter up to a sum of NIS 50,000,000.

4.   The signatures of two directors from Group B shall commit the Company's accounts in any matter up to a sum of NIS 25,000,000.

5.   ***

DELEGATION AND REVOCATION OF POWERS

6.   ***

7.   ***

8.   ***

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               GROUP A                                 GROUP B
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***                                    ***
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***                                    Dror Nagel
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***                                    Orly Kronman Dagan
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***                                    ***
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I hereby certify that the aforesaid resolutions of the Board of Directors were duly adopted and are binding on the Company for all intents and purposes.

                                                         Best Regards,

                                                     /s/ Orly Kronan Dagan
                                                     ---------------------
                                                   Orly Kronman Dagan, Adv.
                                                     VP, Company Secretary